EXHIBIT 24(a)


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Telcom Group, Inc. ("Telcom") in connection with ALLTEL's acquisition of Telcom, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 1999.



                                             Signed: /s/ Joe T. Ford
                                                     ---------------------------
                                             Name:       Joe T. Ford

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Telcom Group, Inc. ("Telcom") in connection with ALLTEL's acquisition of Telcom, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 1999.


                                             Signed: /s/  Dennis  E. Foster
                                                     ---------------------------

                                             Name:        Dennis E. Foster

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Telcom Group, Inc. ("Telcom") in connection with ALLTEL's acquisition of Telcom, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 1999.


                                             Signed: /s/ Scott T. Ford
                                                     ---------------------------
                                             Name:       Scott T. Ford

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Telcom Group, Inc. ("Telcom") in connection with ALLTEL's acquisition of Telcom, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 1999.

                                             Signed: /s/ Jeffery R. Gardner
                                                     ---------------------------
                                             Name:       Jeffery R. Gardner

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Telcom Group, Inc. ("Telcom") in connection with ALLTEL's acquisition of Telcom, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 1999.


                                             Signed:  /s/ John R. Belk
                                                     ---------------------------
                                             Name:        John R. Belk

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Telcom Group, Inc. ("Telcom") in connection with ALLTEL's acquisition of Telcom, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 1999.


                                             Signed: /s/ Charles H. Goodman
                                                     ---------------------------
                                             Name:       Charles H. Goodman

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Telcom Group, Inc. ("Telcom") in connection with ALLTEL's acquisition of Telcom, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 1999.


                                             Signed: /s/ W.W. Johnson
                                                     ---------------------------
                                             Name:      W.W. Johnson

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Telcom Group, Inc. ("Telcom") in connection with ALLTEL's acquisition of Telcom, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 1999.


                                             Signed: /s/ Emon A. Mahony, Jr.
                                                     ---------------------------
                                             Name:       Emon A. Mahony

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Telcom Group, Inc. ("Telcom") in connection with ALLTEL's acquisition of Telcom, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 1999.


                                             Signed: /s/ Josie C. Natori
                                                     ---------------------------
                                             Name:       Josie C. Natori

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Telcom Group, Inc. ("Telcom") in connection with ALLTEL's acquisition of Telcom, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 1999.


                                             Signed: /s/ Frank E. Reed
                                                     ---------------------------
                                             Name:       Frank E. Reed

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Telcom Group, Inc. ("Telcom") in connection with ALLTEL's acquisition of Telcom, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 1999.


                                             Signed: /s/ Fred W. Smith
                                                     ---------------------------
                                             Name:       Fred W. Smith

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Telcom Group, Inc. ("Telcom") in connection with ALLTEL's acquisition of Telcom, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 1999.


                                             Signed: /s/ Ronald Townsend
                                                     ---------------------------
                                             Name:       Ronald Townsend

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery R. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Telcom Group, Inc. ("Telcom") in connection with ALLTEL's acquisition of Telcom, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 1999.


                                             Signed: /s/ William H. Zimmer, Jr.
                                                     ---------------------------
                                             Name:       William H. Zimmer, Jr.